EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Wendy’s/Arby’s Group, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:

Amendment No. 1 to the Annual Report on Form 10-K for the year ended January 3, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2010	/s/ Roland C. Smith
Roland C. Smith
President and Chief Executive Officer

Date: March 23, 2010	/s/ Stephen E. Hare
Stephen E. Hare Senior Vice President and Chief Financial Officer